PROSPECTUS SUPPLEMENT
                           FRANKLIN GROUP OF FUNDS(R)
                             DATED OCTOBER 1, 1995

Franklin Federal Money Fund, dated April 1, 1995

Franklin Money Fund, dated April 1, 1995, as amended July 18, 1995

Franklin Tax-Exempt Money Fund, dated December 1, 1994, as supplemented February 1, 1995

Franklin New York Tax-Exempt Money Fund, dated May 1, 1995

The following language is added to the discussion under "Exchange Privilege":

"Although there are no exchanges between different classes of shares, shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to the Fund at net asset value."